UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

COMMERCE ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 relating to the asset and goodwill impairment charge relating to Skipping Stone Inc. (“Skipping Stone”), the wholly-owned subsidiary of Commerce Energy Group, Inc, (the “Company”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by referenced in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On June 3, 2008, the Company issued a press release which described the restructuring plan which is discussed in Item 2.05 of this Report.  As part of the discussion in the release, the Company disclosed that it was exiting its energy consulting business conducted by its wholly-owned subsidiary, Skipping Stone Inc.  In connection with discussing the Skipping Stone business, the Company disclosed in the release that in connection with the preparation of financial statements for its third quarter ended April 30, 2008, it expects to recognize an asset and goodwill impairment charge of approximately $1.4 million in connection with Skipping Stone, all to be recorded in the third quarter of the fiscal year ending July 31, 2008 (“fiscal 2008”).  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 2.05               Costs Associated with Exit or Disposal Activities.

On May 28, 2008, the Company committed to a company-wide restructuring plan designed to significantly reduce costs and streamline functions, as well as to eliminate those costs and positions not contributing significantly to the efficiency or potential growth of the Company.  The cost reduction measures include a reduction of the Company’s work force by 80 employees, which represents approximately 31% of its regular full-time staff and exiting its energy consulting business, Skipping Stone Inc., a business whose revenue, net of inter-company eliminations, accounted for less than 1% of total net revenue during fiscal 2007 and 2006.  The restructuring plan is designed to centralize all core functions in the Company’s Orange County, California headquarters.  In that regard, the Company’s Irving, Texas office will reduce its space and the two Skipping Stone offices in Boston, Massachusetts and Houston, Texas will be closed.

The Company expects that the personnel actions necessary to implement the reduction in force to be substantially completed by June 5, 2008 and anticipates that the remaining aspects of the restructuring plan will be completed over the next three to four months.

In connection with the restructuring, the Company has entered into an agreement with the former president of Skipping Stone to sell substantially all of the assets of Skipping Stone, including the name “Skipping Stone,” for an acquisition price of a nominal amount of cash and the assumption of substantially all of its liabilities (valued at approximately $300,000), including the assumption of the Boston, Massachusetts office lease.

In connection with this restructuring plan, the Company expects to incur restructuring charges estimated to range between  $575,000 to $650,000 all of which is expected to be recorded in the fourth quarter of fiscal 2008.  Such restructuring charges and costs include:

•      Employee severance and termination costs estimated to be approximately $500,000; and;

•      Lease termination costs and related facilities closing expenses estimated to be between $75,000 and $150,000.

A copy of the press release describing the restructuring is attached hereto as Exhibit 99.1 and (absent the information identified in Item 2.02 which is not deemed “filed”) is hereby incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 3, 2008.

Forward-Looking Statements

Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The Company intends that all such statements be subject to the “safe harbor” provisions contained in those sections.   These statements include, but are not limited to, the Company’s estimates regarding the restructuring charges, estimates regarding the implementation of the Company’s cost reduction measures and other forward-looking statements.   Many important factors may cause the Company’s actual results to differ from those discussed in any such forward-looking statements, including higher than expected attrition of Company personnel; the success and effects  of the Company’s realignment of corporate and regional functions and how effective the Company is in its implementation of new strategies; the volatility of the energy market; higher than expected attrition of, and/or unforeseen operating difficulties relating to, customer accounts, the volatility of the energy markets, competition, operating hazards, uninsured risks, failure of performance by suppliers and transmitters, changes in general economic conditions and seasonal weather or force majeure events that adversely affect electricity or natural gas supply or infrastructure; decisions by our energy suppliers requiring us to post additional collateral for our energy purchases; uncertainties in the capital or debt markets should we seek to raise additional capital or debt; uncertainties arising from federal and state proceedings regarding the 2000-2001 California energy crisis; accounts receivable collection issues caused by unfavorable changes in regulations or economic trends, increased or unexpected competition, adverse state or federal legislation or regulation, or adverse determinations by regulators; and other risks and uncertainties described in the Company’s other filings with the U.S. Securities and Exchange Commission.  Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, the Company cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all.  In light of the uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved.  Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  New factors emerge from time to time, and it is not possible for management to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: June 3, 2008
	By:	/s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 3, 2008.